September 30, 2008 Supplemental Information Exhibit 99.2

1 September 30, 2008—
Disclaimer
Certain information contained in this release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts.
These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,”
“expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof.
These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. Risks and uncertainties associated with our business include (without limitation) the following: deterioration in the operating results or financial condition, including bankruptcies, of our tenants;
non-payment or late payment of rent by our tenants; our reliance on two tenants for a significant percentage of our revenue; occupancy levels at certain facilities; our level of indebtedness; changes in the ratings of our debt securities; access to the capital markets and the cost of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs;
the general distress of the healthcare industry; increasing competition in our business sector; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; risks associated with acquisitions, including our ability to identify and complete favorable transactions, delays or failures in obtaining third party consents or approvals, the failure to achieve perceived benefits, unexpected costs or liabilities and potential litigation; the ability of our tenants to repay straight-line rent or loans in future periods; the ability of our tenants to obtain and maintain adequate liability and other insurance; our ability to attract new tenants for  certain  facilities; our ability to sell certain facilities for their book value; our ability to retain key personnel; potential liability under environmental laws; the possibility that we could be required to repurchase some of our senior notes; the rights and influence of holders of our outstanding preferred stock; changes in or inadvertent violations of tax laws and regulations and other factors that can affect real estate investment trusts and our status as a real estate investment trust; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission, especially the “Risk Factors” sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q.
Forward-looking information is provided by us pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors. We disclaim any intent or obligation to update these forward-looking statements.

2 September 30, 2008—
Contents
Debt Covenants: Credit Facility & Bond Covenants
Year to date September 30, 2008 investments
Other Assets
Reconciliation of Net Income Guidance to Diluted FFO and Diluted FAD Guidance
Forward Capital Commitments: Acquisition Obligations, Capital Expenditures & Expansions
Portfolio Performance Measures Definitions
Medical Office Building Portfolio Performance Metrics
Unconsolidated JV Portfolio Performance Metrics
Geographic Benchmarks
Tenant Benchmarks
Consolidated Portfolio Performance Metrics—Same Store and Total
Portfolio Summary
Financial Measures Definitions
31
PORTFOLIO OVERVIEW_____________________________________________________________________
3rd Quarter 2008 Investments
23
INVESTMENTS & DISPOSITIONS________________________________________________________________
Lease Expirations and Mortgage Loans Receivable Principal Payments
Expected Dispositions
Unconsolidated Joint Venture Financial Statements
Interest and Fixed Charge Coverage
Debt Maturities and Debt Composition
Capitalization
Consolidated Balance Sheets
Reconciliation of Net Income to Funds Available for Distribution (FAD)
Reconciliation of Net Income to Funds From Operations (FFO)
Consolidated Statement of Operations
4
FINANCIAL RESULTS_________________________________________________________________________
3
COMPANY FACT SHEET______________________________________________________________________

3 September 30, 2008—
Company Fact Sheet
REIT structure provides opportunity to invest directly in real estate and indirectly in healthcare industry
Quality healthcare real estate portfolio
Long-term triple-net master leases with quality operators
Strong affiliations with premiere hospital systems in growing medical office building markets
Senior housing care a vital component of U.S. economy
High dividend yield and high dividend coverage
Financial stability
Well positioned to take advantage of investment opportunities and to conservatively grow earnings and dividends
NHP is one of the few healthcare REITs with investment grade ratings by
Moody’s, Standard & Poors and Fitch.
Nationwide Health Properties, Inc. (NHP), incorporated October 1985, is a publicly traded real estate investment trust (REIT) that invests in senior housing facilities, long-term care facilities and medical office buildings throughout the
United States. NHP generally acquires real estate and then leases the assets under long-term triple-net master leases to senior housing and long-term care operators and various types of leases to multiple tenants in the case of medical office buildings.
As a REIT specializing in healthcare real estate, NHP provides a focused investment strategy with a well diversified portfolio. NHP employs a conservative, long-term approach to real estate investments with an experienced professional management team having extensive operating, real estate and finance backgrounds.
$4.0 billion in healthcare real estate
580 properties in 43 states
259 Assisted and Independent Living
190 Skilled Nursing
78  Medical Office Buildings
17 Other
36  Unconsolidated JV Facilities
Over 80 multi-facility operators
Market Facts
Enterprise Value
$5.0 billion
Closing Price
$35.98
Market Capitalization
$3.6 billion
Dividend & Yield
$1.76 (4.9%)
52 week range
$25.56 – $39.99
Shares & OP Units
100.8 million
Company Profile
Investor Highlights
Our Portfolio
WI
(6%)
MA
(6%)
WA
(6%)
CA
(11%)
TX
(14%)
Credit Ratings
S&P  BBB-
Moody’s Baa3 (positive outlook)
Fitch BBB- (positive outlook)
as of September 30, 2008
as of September 30, 2008

4 September 30, 2008— FINANCIAL RESULTS

5 September 30, 2008—
Consolidated Statement of Operations
In thousands, except per share data
2008 2007 2008 2007
Revenues:
Triple-net lease rent $          72,673 $          70,188 $        214,203 $        199,111
Medical office building operating rent 16,188 3,560 43,058 9,133
88,861 73,748 257,261 208,244
Interest and other income 6,614 6,560 18,430 15,825
95,475 80,308 275,691 224,069
Expenses:
Interest and amortization of deferred financing costs 25,308 24,297 75,554 72,205
Depreciation and amortization 30,416 23,851 86,776 65,277
General and administrative 6,634 6,080 19,538 17,493
Medical office building operating expenses 7,220 1,891 18,782 5,084
69,578 56,119 200,650 160,059
Income before minority interests and unconsolidated joint ventures 25,897 24,189 75,041 64,010
Minority interests in net loss of consolidated joint ventures 52 76 107 139
Income from unconsolidated joint ventures 924 547 2,824 1,242
Gain on sale of facilities to joint ventures, net - 29,350 - 29,949
Income from continuing operations 26,873 54,162 77,972 95,340
Discontinued operations:
Gain on sale of facilities, net 2,351 39 153,444 61,285
Income from discontinued operations 29 3,541 3,306 14,597
2,380 3,580 156,750 75,882
Net income
29,253 57,742 234,722 171,222
Preferred stock dividends (2,061) (3,791) (6,185) (11,372)
Income available to common stockholders
27,192 $         53,951 $         228,537 $       159,850 $
Basic earnings per share (EPS):
Income from continuing operations excluding gains $              0.26 $              0.23 $              0.75 $              0.61
Gains in income from continuing operations
- 0.32 - 0.33
Income from continuing operations $              0.26 $              0.55 $              0.75 $              0.94
Discontinued operations 0.02 0.04 1.63 0.84
Income available to common stockholders
$              0.28 $              0.59 $              2.38 $              1.78
Diluted EPS:
Income from continuing operations excluding gains
$              0.25 $              0.24 $              0.74 $              0.60
Gains in income from continuing operations
- 0.30 - 0.33
Income from continuing operations $              0.25 $              0.54 $              0.74 $              0.93
Discontinued operations 0.02 0.04 1.60 0.84
Income
$              0.27 $              0.58 $              2.34 $              1.77
Weighted average shares outstanding for EPS:
Basic
96,975 91,089 96,203 89,690
Diluted
99,032 96,255 97,648 90,158
Three Months Ended September 30, Nine Months Ended September 30,

6 September 30, 2008—
Reconciliation of Net Income to Funds From Operations (FFO)
See Financial Measures Definitions
2008 2007 2008 2007
Net income to FFO:
Net income 29,253 $            57,742 $            234,722 $          171,222 $
Preferred stock dividends (2,061) (3,791) (6,185) (11,372)
Real estate related depreciation and amortization 30,290 25,799 87,766 72,375
Depreciation in income from unconsolidated joint ventures 1,221 503 3,467 1,034
Gains on sale of facilities, net (2,351) (29,389) (153,444) (91,234)
FFO available to common stockholders
56,352 50,864 166,326 142,025
Series B preferred dividend add-back 2,061 2,062 6,185 6,187
Diluted FFO 58,413 52,926 172,511 148,212
Non-recurring settlement of delinquent tenant obligations - (1,965) - (1,965)
Recurring diluted FFO 58,413 $            50,961 $            172,511 $          146,247 $
Weighted average shares outstanding for FFO:
Diluted weighted average shares outstanding 99,032 96,255 97,648 90,158
Series B preferred stock add-back if not already converted 4,744 - 4,736 4,704
Fully diluted weighted average shares outstanding 103,776 96,255 102,384 94,862
Diluted per share amounts:
FFO 0.56 $                 0.55 $                 1.68 $                 1.56 $
Recurring FFO 0.56 $                 0.53 $                 1.68 $                 1.54 $
Dividends declared per common share 0.44 $                 0.41 $                 1.32 $                 1.23 $
Recurring FFO payout ratio
79% 77% 79% 80%
Recurring FFO coverage
1.27 1.29 1.27 1.25
In thousands, except per share data
Three Months Ended September 30, Nine Months Ended September 30,

7 September 30, 2008—
Reconciliation of Net Income to Funds Available for Distribution (FAD)
See Financial Measures Definitions
2008 2007 2008 2007
Net income to FAD:
Net income 29,253 $            57,742 $            234,722 $          171,222 $
Preferred stock dividends (2,061) (3,791) (6,185) (11,372)
Real estate related depreciation and amortization 30,290 25,799 87,766 72,375
Gains on sale of facilities, net (2,351) (29,389) (153,444) (91,234)
Straight-lined rent (2,280) (226) (7,877) (1,924)
Amortization of above and below market lease intangibles (137) (69) (411) (22)
Non-cash stock-based compensation expense 1,500 1,248 4,271 3,486
Deferred finance cost amortization 741 683 2,265 2,066
Lease commissions and tenant and capital improvements (1,105) (565) (2,999) (1,498)
NHP's share of FAD reconciling items from unconsolidated joint ventures:
Real estate related depreciation and amortization 1,221 503 3,467 1,034
Straight-lined rent (44) - (54) -
Deferred finance cost amortization 21 6 63 10
FAD available to common stockholders 55,048 51,941 161,584 144,143
Series B preferred dividend add-back 2,061 2,062 6,185 6,187
Diluted FAD 57,109 54,003 167,769 150,330
Non-recurring settlement of delinquent tenant obligations - (1,965) - (1,965)
Recurring diluted FAD 57,109 $            52,038 $            167,769 $          148,365 $
Weighted average shares outstanding for FAD:
Weighted average shares outstanding 99,032 96,255 97,648 90,158
Series B preferred stock add-back if not already converted 4,744 - 4,736 4,704
Fully diluted weighted average shares outstanding 103,776 96,255 102,384 94,862
Diluted per share amounts:
FAD
0.55 $                 0.56 $                 1.64 $                 1.58 $
Recurring FAD 0.55 $                 0.54 $                 1.64 $                 1.56 $
Dividends declared per common share 0.44 $                 0.41 $                 1.32 $                 1.23 $
Recurring FAD payout ratio 80% 76% 80% 79%
Recurring FAD coverage
1.25 1.32 1.24 1.27
In thousands, except per share data
Three Months Ended September 30, Nine Months Ended September 30,

8 September 30, 2008—
Reconciliation of 2008 Net Income Guidance to Diluted FFO and Diluted FAD Guidance
See Financial Measures Definitions
All amounts on a per share basis
Low High
Net Income Guidance
$       2.55 $       2.58
Real estate related depreciation and amortization 1.24 1.24
Less: gains on sale (1.56) (1.56)
Dilution from convertible preferred stock (0.02) (0.02)
Diluted FFO Guidance
2.21 2.24
Straight-lined rent (0.11) (0.11)
Non-cash stock-based compensation expense 0.05 0.05
Deferred finance cost amortization 0.03 0.03
Lease commissions and tenant and capital improvements
(0.05) (0.05)
Diluted FAD Guidance
$       2.13 $       2.16

9 September 30, 2008—
Consolidated Balance Sheets
September 30, December 31,
2008 2007
Assets
Real estate related investments:
Land 313,530 $           301,100 $
Buildings and improvements 3,001,616 2,896,876
3,315,146 3,197,976
Less accumulated depreciation (463,156) (410,865)
Net real estate 2,851,990 2,787,111
Mortgage loans receivable, net 163,505 121,694
Investment in unconsolidated joint ventures 54,445 52,637
Net real estate related investments 3,069,940 2,961,442
Cash and cash equivalents 114,385 19,407
Receivables, net 5,203 3,808
Other assets 244,848 159,696
Total assets 3,434,376 $        3,144,353 $
Liabilities and Stockholders' Equity
Unsecured senior credit facility - $                    41,000 $
Senior notes due 2008 - 2038 1,139,473 1,166,500
Notes and bonds payable 412,812 340,150
Accounts payable and accrued liabilities 134,141 107,844
Total liabilities 1,686,426 1,655,494
Minority interests 50,555 6,166
Stockholders' equity:
Series B convertible preferred stock 106,390 106,445
Common stock 9,825 9,481
Capital in excess of par value 1,678,965 1,565,249
Cumulative net income 1,523,473 1,288,751
Accumulated other comprehensive income 2,197 2,561
Cumulative dividends (1,623,455) (1,489,794)
Total stockholders' equity 1,697,395 1,482,693
Total liabilities and stockholders' equity 3,434,376 $        3,144,353 $
In thousands

10 June 30, 2008—
Other Assets
September 30, December 31,
2008 2007
Other receivables, net 64,706 $             34,379 $
Straight-line rent receivables, net 18,358 10,727
Deferred financing costs 16,802 17,927
Capitalized lease and loan origination costs 2,603 2,307
Intangible lease assets 105,279 58,481
Investment and restricted funds 15,465 18,024
Prepaid ground leases 10,288 10,431
Other 11,347 7,420
244,848 $           159,696 $
In thousands

11 September 30, 2008—
Capitalization
Debt
Unsecured senior credit facility - $             $        41,000
Senior notes 1,139,473 1,166,500
Notes and bonds payable 412,812 340,150
Consolidated debt 1,552,285 1,547,650
NHP's share of unconsolidated debt 86,284 79,234
Total debt 1,638,569 $  1,626,884 $
Book Capitalization
Consolidated debt 1,552,285 $  1,547,650 $
Minority interests 50,555 6,166
Total stockholders' equity 1,697,395 1,482,693
Consolidated book capitalization 3,300,235 3,036,509
Accumulated depreciation and amortization 463,156 410,865
Consolidated undepreciated book capitalization 3,763,391 3,447,374
NHP's share of unconsolidated debt 86,284 79,234
NHP's share of unconsolidated accum. depreciation and amortization 5,147 1,703
Total undepreciated book capitalization 3,854,822 $  3,528,311 $
Enterprise Value
Shares Price Shares Price
Common stock 98,267 35.98 $    3,535,648 $  94,806 31.37 $    2,974,057 $
Limited partnership units 1,471 35.98 $    52,918 - - $       -
Series B preferred stock 1,064 157.00 $  167,064 1,064 140.00 $  149,023
Consolidated market equity capitalization 3,755,630 3,123,080
Consolidated debt 1,552,285 1,547,650
Consolidated enterprise value 5,307,915 4,670,730
NHP's share of unconsolidated debt 86,284 79,234
Total enterprise value 5,394,199 $  4,749,964 $
Leverage Ratios
Consolidated debt to consolidated undepreciated book capitalization 41.2% 44.9%
Total debt to total undepreciated book capitalization 42.5% 46.1%
Consolidated debt to consolidated enterprise value 29.2% 33.1%
Total debt to total enterprise value 30.4% 34.3%
December 31, 2007 September 30, 2008
In thousands, except stock prices and ratios

12 September 30, 2008—
Capitalization (2)
Undepreciated
Book Basis
Enterprise
Value
57% Equity
43% Debt
70% Equity
30% Debt
70%
Unsecured
30%
Secured
94%
6%
Fixed
Variable
Debt Composition
Based on total debt including NHP’s share of unconsolidated joint venture

13 September 30, 2008—
Debt Maturities and Debt Composition
Principal Rate Principal Rate Principal Rate Principal Rate Principal Rate Principal Rate
Q4 2008 - $          - 33,500 $          (1) 7.6% - $          - 33,500 $        7.6% - $             - 33,500 $        7.6%
2009 - - 87,000 (2) 7.8% 39,073 6.6% 126,073 7.4% - - 126,073 7.4%
2010 - - - - 71,705 5.9% 71,705 5.9% 5,162 6.0% 76,867 5.9%
2011 - - 350,000 6.5% 33,160 6.5% 383,160 6.5% - - 383,160 6.5%
2012 - - 96,000 8.3% 46,159 7.2% 142,159 7.9% 14,000 6.0% 156,159 7.7%
2013 - - 322,973 (3) 6.3% 40,675 6.0% 363,648 6.2% - - 363,648 6.2%
2014 - - - - 22,794 6.0% 22,794 6.0% 25,616 5.8% 48,410 5.9%
2015 - - 250,000 6.0% 52,743 5.7% 302,743 5.9% 34,028 5.9% 336,771 5.9%
2016 - - - - 21,397 5.9% 21,397 5.9% - - 21,397 5.9%
2017 - - - - 102 5.0% 102 5.0% - - 102 5.0%
2018 - - - - 7,800 6.1% 7,800 6.1% - - 7,800 6.1%
Thereafter - - - - 77,204 4.9% 77,204 4.9% 7,478 6.9% 84,682 5.1%
Total - $          - 1,139,473 $     6.6% 412,812 $  5.9% 1,552,285 $   6.4% 86,284 $        6.0% 1,638,569 $   6.4%
Weighted average
maturity in years -
3.9 7.4 4.8 6.8 4.9
Principal Rate % of Total Principal Rate % of Total
Fixed rate debt
Senior notes 1,139,473 $     6.6% 69.5% $   1,166,500 6.6% 71.7%
Notes and bonds 322,479 6.1% 19.7% 277,930 6.3% 17.1%
NHP's share of unconsolidated debt 81,122 6.0% 5.0% 79,234 6.0% 4.9%
Total fixed rate debt 1,543,074 6.5% 94.2% 1,523,664 6.5% 93.7%
Variable rate debt
Credit facility - - - 41,000 5.5% 2.5%
Notes and bonds 90,333 5.5% 5.5% 62,220 5.7% 3.8%
NHP's share of unconsolidated debt 5,162 6.0% 0.3% - - -
Total variable rate debt 95,495 5.5% 5.8% 103,220 5.6% 6.3%
Total debt 1,638,569 $     6.4% 100.0% 1,626,884 $   6.5% 100.0%
(1) Notes putable November of 2008, 2013, 2018 and 2023 with a final maturity in 2028
(2) Includes $55 million of notes putable October of 2009, 2012, 2017 and 2027 with a final maturity in 2037
(3) Includes $23 million of notes putable July of 2013, 2018, 2023 and 2028 with a final maturity in 2038
NHP's Share of
Unconsolidated Debt Consolidated Debt
In thousands
Debt Maturities
Total Debt Senior Notes Notes and Bonds Credit Facility
Period
September 30, 2008 December 31, 2007
Debt Composition

Credit Facility Covenants
1. With our current asset value, we can increase total debt by up to $1 billion and remain in compliance
2. With our current EBITDA, we can increase total fixed charges (interest expense, debt service and preferred dividends) by up to $78.7 million and remain in compliance
The debt covenant metrics below reflect how much of the compliance range, on a percentage basis, is currently being utilized. The difference between 100% and the stated percentage represents the availability under each covenant.
14 September 30, 2008—
31%
63%
61%
37%
51%
Net Asset Value
Total Liabilities to
Capitalization Value
Fixed Charges Ratio
Secured Indebtedness Ratio
Unsecured Debt to
Unencumbered Asset Ratio

Bonds Covenants (Bonds Issued Prior to 2006)
1. With our current unencumbered assets, we can increase total unsecured debt by up to $1 billion and remain in compliance
2. With our current EBITDA, we can increase total interest expense by up to $116.1 million and remain in compliance
The debt covenant metrics below reflect how much of the compliance range, on a percentage basis, is currently being utilized. The difference between 100% and the stated percentage represents the availability under each covenant.
15 September 30, 2008—
6%
50%
33%
44%
Limitation on Secured
Debt Under Bond Indenture
Senior Debt to
Capital Base
Senior Debt to
Tangible Net Worth
Senior and Non-recourse
Debt to Capital Base

New Bond Covenants (Bonds Issued After 2006)
1. With our current unencumbered assets, we can increase total unsecured debt by up to $1 billion and remain in compliance
2. With our current EBITDA, we can increase total interest expense by up to $116.1 million and remain in compliance
The debt covenant metrics below reflect how much of the compliance range, on a percentage basis, is currently being utilized. The difference between 100% and the stated percentage represents the availability under each covenant.
16 September 30, 2008—
54%
67%
48%
40%
Unencumbered Assets to
Unsecured Debt
Total Indebtedness
EBITDA to Interest Expense
Limitation on Secured Debt

17 September 30, 2008—
Interest and Fixed Charge Coverage
See Financial Measures Definitions
2008 2007 2008 2007
Reconciliation of Net Income to EBITDA:
Net income 29,253 $            57,742 $            234,722 $          171,222 $
Interest and amortization of deferred financing costs in continuing operations 25,308 24,297 75,554 72,205
Interest and amortization of deferred financing costs in discontinued operations - 1,090 1,004 3,279
Depreciation and amortization in continuing operations 30,416 23,851 86,776 65,277
Depreciation and amortization in discontinued operations - 2,063 1,366 7,431
Consolidated EBITDA 84,977 109,043 399,422 319,414
NHP's share of EBITDA reconciling items from unconsolidated joint ventures:
Interest and amortization of deferred financing costs 1,292 508 3,752 849
Depreciation and amortization 1,221 503 3,467 1,034
Total EBITDA 87,490 110,054 406,641 321,297
Gains on sale of facilities, net (2,351) (29,389) (153,444) (91,234)
Adjusted Total EBITDA 85,139 $            80,665 $            253,197 $          230,063 $
Adjusted Consolidated EBITDA 82,626 $            79,654
$
245,978 $          228,180 $
Interest Expense:
Consolidated interest expense (including discontinued operations) 24,568 $            24,704 $            74,293 $            73,418 $
NHP's share of interest expense from unconsolidated joint ventures 1,271 502 3,689 839
Total interest expense 25,839 25,206 77,982 74,257
Fixed Charges:
Consolidated interest expense (including discontinued operations) 24,568 $            24,704 $            74,293 $            73,418 $
Preferred stock dividends 2,061 3,791 6,185 11,372
Consolidated fixed charges 26,629 28,495 80,478 84,790
NHP's share of interest expense from unconsolidated joint ventures 1,271 502 3,689 839
Total fixed charges 27,900 $            28,997 $            84,167 $            85,629 $
Consolidated Adjusted Interest Coverage Ratio 3.36
3.22
3.31 3.11
Total Adjusted Interest Coverage Ratio 3.29 3.20 3.25 3.10
Consolidated Adjusted Fixed Charge Coverage Ratio 3.10 2.80 3.06 2.69
Total Adjusted Fixed Charge Coverage Ratio
3.05 2.78 3.01 2.69
In thousands
Three Months Ended September 30, Nine Months Ended September 30,

18 September 30, 2008—
Unconsolidated Joint Venture Financial Statements
September 30, 2008 December 31, 2007
Assets
Land 35,042 $                    35,042 $
Buildings and improvements 504,993 496,188
Gross real estate 540,035 531,230
Accumulated depreciation (20,443) (6,811)
Net real estate 519,592 524,419
Cash 3,060 3,689
Other assets 6,376 2,825
Total assets 529,028 $                  530,933 $
Liabilities and equity
Notes payable 324,490 $                  316,935 $
Accounts payable and accrued liabilities 4,626 3,461
Total liabilities 329,116 320,396
Equity contributions 227,269 215,970
Retained earnings 2,568 1,761
Distributions (29,367) (7,194)
Other comprehensive income (558) -
Total equity 199,912 210,537
Total liabilities and equity 529,028 $                  530,933 $
NHP's investment in joint venture 50,128 $                    (1) 52,637 $
(1)
Excludes NHP's investment in PMB Real Estate Services LLC ("PMBRES") and PMB SB 399-
401 East Highland LLC ("PMB SB"). NHP's investment in PMBRES was $781,000 at
September 30, 2008. NHP's investment in PMB SB was $3,537,000 at September 30, 2008.
Balance Sheet

19 September 30, 2008—
Unconsolidated Joint Venture Financial Statements (2)
2008 2007 2008 2007
Revenues
Rent 11,540 $             4,857 $               34,030 $             9,857 $
Interest and other income 17                        81                        61                        93
Total revenues 11,557                4,938                  34,091                9,950
Expenses
Interest and amortization of deferred finance costs 5,004                  2,031                  14,845                3,397
Depreciation and amortization 4,648                  2,011                  13,632                4,137
General and administrative* 1,625                  542                      4,807                  1,106
Total expenses 11,277                4,584                  33,284                8,640
Net income 280 $                  354 $                  807 $                  1,310 $
NHP Income and FFO from Joint Venture
Share of net income - 25% 68 $                     89 $                     202 $                  328 $
Management fee* 1,000                  458                      2,932                  914
Income from joint venture (1) 1,068                  547                      3,134                  1,242
Share of depreciation - 25% 1,162                  503                      3,408                  1,034
FFO from joint venture 2,230 $               1,050 $               6,542 $               2,276 $
* NHP's management fee is included in the joint venture's general and administrative expense
(1)
Excludes NHP's loss from PMBRES and income from PMB SB. NHP's share of the loss from PMBRES was $164,000 and $329,000 for the three and nine months ended September 30, 2008, respectively. NHP's share of the income from PMB SB was $21,000 for the three and nine months ended September 30, 2008.
Income Statement
Three Months Ended September 30, Nine Months Ended September 30,

20 September 30, 2008—
Financial Measures Definitions
Adjusted EBITDA:
We believe that adjusted EBITDA is an important supplemental operating and liquidity measure primarily because it is used in the calculation of the Adjusted
Interest Coverage Ratio and the Adjusted Fixed Charge Coverage Ratio and
we present it solely for the purpose of being used in those calculations.
Adjusted EBITDA is calculated by adding back any gains and losses on the sale of real estate and any impairments to EBITDA for a given period.  We believe adjusted EBITDA is most useful as a liquidity measure in the ratio calculations noted above to enable investors to determine and compare a company’s ability to meet its interest and Fixed Charges obligations.
However, the methodology for calculating it makes net income the most directly comparable GAAP measure. As such, we believe investors should consider adjusted EBITDA, cash flows from operating activities and net income when evaluating our ability to meet our interest and Fixed Charges obligations.  The usefulness of adjusted EBITDA is limited because it doesn’t reflect, among other things, required principal payments, cash expenditures, capital expenditures or capital commitments.  Adjusted EBITDA does not represent net income or cash flows from operations as defined by GAAP and should not considered as an alternative to either of those measures.  Our calculation of Adjusted EBITDA may not be comparable to similar measures reported by other companies.
Adjusted Fixed Charge Coverage Ratio:
We believe that the adjusted fixed charge coverage ratio is an important supplemental liquidity measure that reflects a company’s ability to meet its interest and preferred dividend payment obligations and allows investors to compare interest and dividend paying capabilities among different companies.
We calculate the adjusted fixed charge coverage ratio by dividing Adjusted
EBITDA by Fixed Charges.  In addition, credit rating agencies utilize similar ratios in evaluating the credit ratings on our debt instruments. This ratio’s usefulness is limited by the same factors that limit the usefulness of the components Adjusted EBITDA and Fixed Charges.  Our calculation of the adjusted fixed charge coverage ratio should not be considered an alternative to the ratio of earnings to fixed charges as defined by Item 503(d) of
Regulation S-K and it may not be comparable to similar ratios reported by other companies.
Adjusted Interest Coverage Ratio:
We believe that the adjusted interest coverage ratio is an important supplemental liquidity measure that reflects a company’s ability to meet its interest payment obligations and allows investors to compare interest paying capabilities among different companies.  We calculate the adjusted interest coverage ratio by dividing Adjusted EBITDA by interest expense (including capitalized interest, if any).  In addition, credit rating agencies utilize similar ratios in evaluating the credit ratings on our debt instruments. This ratio’s usefulness is limited by the same factors that limit the usefulness of the component Adjusted EBITDA.  Our calculations of the adjusted interest coverage ratio may not be comparable to similar ratios reported by other companies.
EBITDA:
We believe that EBITDA is an important supplemental operating and liquidity measure primarily because it is used in the calculation of Adjusted EBITDA which is in turn used in the calculation of the Adjusted Interest Coverage
Ratio and the Adjusted Fixed Charge Coverage Ratio and we present it solely for the purpose of being used in those calculations.  EBITDA is calculated by adding interest, taxes, depreciation and amortization to net income.  The real estate industry uses EBITDA as a non-GAAP measure of both operating performance and liquidity.  We believe it is most useful as a liquidity measure in the ratio calculations noted above to enable investors to determine and compare a company’s ability to meet its interest and Fixed Charges obligations.  However, the methodology for calculating it makes net income the most directly comparable GAAP measure.  As such, we believe investors should consider EBITDA, cash flows from operating activities and net income when evaluating our ability to meet our interest and Fixed Charges obligations.  The usefulness of EBITDA is limited because it doesn’t reflect, among other things, required principal payments, cash expenditures, capital expenditures or capital commitments.  EBITDA does not represent net income or cash flows from operations as defined by GAAP and should not considered as an alternative to either of those measures.  Our calculation of
EBITDA may not be comparable to similar measures reported by other companies.

21 September 30, 2008—
Financial Measures Definitions (2)
FAD Payout Ratio and FFO Coverage:
The FAD payout ratio is calculated by dividing the common dividend per share by diluted FAD per share for any given period.  FAD coverage is calculated by dividing diluted FAD per share by the common dividend per share for any given period.  We believe that both of these amounts are important supplemental liquidity measures that enable investors to compare dividend security among REITs.
Fixed Charges:
Fixed charges is a measure of the total interest and preferred stock dividend obligations of a company.  It is calculated by adding interest expense
(including capitalized interest, if any) and preferred stock dividends for any given period and is utilized in calculating the Adjusted Fixed Charge
Coverage Ratio.  It’s usefulness is limited as, among other things, it does not include required principal payments or any other contractual obligations a company may have.  Our calculation of fixed charges should not be considered an alternative to fixed charges as defined by Item 503(d) of
Regulation S-K and it may not be comparable to fixed charges reported by other companies.
Funds Available for Distribution (“FAD”):
While net income and its related per share amounts as defined by generally accepted accounting principles ("GAAP") are the most appropriate earnings measures, we believe that FAD and its related per share amounts are important supplemental measures of operating performance. GAAP requires the use of straight-line depreciation of historical costs and implies that real estate values diminish predictably and ratably over time.  However, real estate values have historically risen and fallen based on various market conditions and other factors.  FFO was developed as a supplemental measure of operating performance primarily in order to exclude historical cost based depreciation and amortization and its effects as it does not generally reflect the actual change in value of real estate over time.  FAD was developed as a supplemental measure of operating performance primarily to exclude non-cash revenues and expenses that are included in FFO.  FAD is defined as net income (computed in accordance with GAAP) excluding gains and losses from the sale of real estate plus real estate related depreciation and amortization, plus or minus straight-lined rent (plus cash in excess of rent or minus rent in excess of cash), plus or minus amortization of above or below market lease intangibles, plus non-cash stock based compensation, plus deferred finance cost amortization plus any impairments minus lease commissions, tenant improvements and capital improvements paid. The same adjustments are made to reflect our share of these same items from unconsolidated joint ventures.  We believe that the use of FAD and its related per share amounts and FFO and its related per share amounts in conjunction with the required GAAP disclosures provides investors with a more comprehensive understanding of the operating results of a real estate investment trust ("REIT") and enables investors to compare the operating results between REITs without having to account for differences caused by different depreciation assumptions and different non-cash revenues and
expenses.   Additionally, FAD is widely used by industry analysts as a measure of operating performance for equity REITs. FAD does not represent cash flow from operating activities or net income as defined by GAAP and, therefore should not be considered as an alternative to cash flow as a measure of liquidity or net income as the primary indicator of operating performance.  Our calculations of FAD may not be comparable to FAD reported by other REITs or analysts that define it differently than we do.
Funds from Operations (“FFO”):
While net income and its related per share amounts as defined by generally accepted accounting principles ("GAAP") are the most appropriate earnings measures, we believe that FFO and its related per share amounts are important supplemental measures of operating performance. GAAP requires the use of straight-line depreciation of historical costs and implies that real estate values diminish predictably and ratably over time.  However, real estate values have historically risen and fallen based on various market conditions and other factors. FFO was developed as a supplemental measure of operating performance primarily in order to exclude historical cost based depreciation and amortization and its effects as it does not generally reflect the actual change in value of real estate over time. We calculate FFO in accordance with the National Association of Real Estate Investment Trusts'
definition. FFO is defined as net income (computed in accordance with GAAP)
excluding gains and losses from the sale of real estate plus real estate related depreciation and amortization. The same adjustments are made to reflect our share of gains and losses from the sale of real estate and real estate related depreciation and amortization from unconsolidated joint ventures.  We believe that the use of FFO and its related per share amounts in conjunction with the required GAAP disclosures provides investors with a

22 September 30, 2008—
Financial Measures Definitions (3)
more comprehensive understanding of the operating results of a real estate investment trust ("REIT") and enables investors to compare the operating results between REITs without having to account for differences caused by
different depreciation assumptions.   Additionally, FFO is widely used by
industry analysts as a measure of operating performance for equity REITs.
FFO does not represent cash flow from operating activities or net income as defined by GAAP and, therefore should not be considered as an alternative to cash flow as a measure of liquidity or net income as the primary indicator of operating performance.  Our calculations of FFO may not be comparable to
FFO reported by other REITs that do not define the term in accordance with the NAREIT definition or that interpret that definition differently than we do.
Gross Investment:
We define Gross Investment as our total investment in a property which includes land, building, improvements, equipment as well as any other identifiable assets included in the caption Other Assets on our balance sheets. Items classified in Other Assets generally pertain to our medical office buildings and may include such things as tenant improvements, leasing commissions, above/(below) market lease value, lease in place value and other items.
Recurring FAD:
Recurring FAD excludes from FAD any material one-time items reflected in the financial statements for a given period.
Recurring FFO:
The NAREIT definition of FFO doesn’t exclude impairments of assets.  We believe that impairments are equivalent to losses on sale that are taken early due to the current requirements of GAAP, therefore we generally present
Recurring FFO, which excludes impairments, for any period where our net income includes an impairment.  We also exclude any material one-time items reflected in the financial statements for a given period.

23 September 30, 2008— INVESTMENTS & DISPOSITIONS

24 September 30, 2008—
3  Quarter 2008 Investments
Gross investment in thousands
Investment
Number of Square Average Gross Per Bed/Unit Initial
Facilities Beds/Units/ Feet Age Investment Square Foot Yield
Owned Facilities
Assisted and independent living facilities - - - - $            - $               0.0%
Skilled nursing facilities 5 605 24 31,000 51,000 $         9.6%
Total senior housing and long-term care 5 605 24 31,000 51,000 $         9.6%
Medical office buildings 12 105,518 15 43,000 408 $              7.8%
Total acquisitions 17 605 105,518 74,000 8.5%
Capital expenditures - - - 10,000
Total investments 17 605 105,518 84,000
Loans
Skilled nursing facilities - - - - - $               0.0%
Total senior housing and long-term care - - - - - $               0.0%
Medical office buildings 1 172,000 1 48,000 6.5%
Other loans - - - 1,000 9.0%
Total loans 1 - 172,000 - 49,000 6.6%
Total Consolidated
Assisted and independent living facilities - - - - - $               0.0%
Skilled nursing facilities 5 605 24 31,000 51,000 $         9.6%
Total senior housing and long-term care 5 605 24 31,000 51,000 $         9.6%
Other loans 1,000 9.0%
Medical office buildings 13 277,518 8 91,000 328 $              7.1%
Total acquisitions 18 605 277,518 123,000 7.7%
Capital expenditures - - 10,000
Total investments 18 605 277,518 133,000
Unconsolidated Joint Venture
Medical office buildings 2 20 3,000
Capital expenditures - - 4,000
Total investments 2 - 7,000
Total Investments
Assisted and independent living facilities - - - - - $
Skilled nursing facilities 5 605 24 31,000 51,000 $         9.6%
Total senior housing and long-term care 5 605 24 31,000 51,000 $         9.6%
Medical office buildings 14 - 105,518 15 46,000 436 $              7.2%
Total real estate acquisitions 19 605 105,518 77,000 8.2%
Total loans 1 - 172,000 - 49,000 6.6%
Total acquisitions 20 605 277,518 126,000 7.6%
Capital expenditures - - 14,000
Total investments 20 605 277,518 140,000 $
rd
134,000
7.3%

PALOMAR
POMERADO
HEALTH
POMERADO OUTPATIENT PAVILION

Nationwide
Health
Properties

25 September 30, 2008—
MOB ACQUISITION | Pacific Medical Buildings California MOB (August 2008)
Loan Amount: $48M
Price per SQFT: $279
Loan to Value: 50%
Average Age: 1 year
No. of Facilities: 1
Facility Type: MOB
Rentable Square Feet: 172,000
Occupancy: 95.0%
Key Stats
California
Location

26 September 30, 2008—
MOB ACQUSITION |  Multi-State MOB Portfolio (September 2008)
Purchase Price: $42M
Price per SQFT: $369
Lease: Triple Net
Average Age: 15 years
No. of Facilities: 12
Facility Type: MOB
Rentable Square Feet: 105,518
Occupancy: 100%
Key Stats
Florida (9), Michigan (2), Maryland (1)
Location

27 June 30, 2008—
Year to Date September 30, 2008 Investments
Gross investment in thousands
Building Investment
Number of Square Average Gross Per Bed/Unit Initial
Facilities Beds/Units Feet Age Investment Square Foot Yield
Owned Facilities
Assisted and independent living facilities 15 418 27 42,000 $       100,000 $          8.8%
Skilled nursing facilities 11 1,119 25 54,000 48,000 $            9.4%
Total senior housing and long-term care 26 1,537 26 96,000 62,000 $            9.1%
Medical office buildings 21 - 661,180 10 243,000 368 $                  6.5%
Total acquisitions 47 1,537 661,180 339,000 7.2%
Capital expenditures - - - 27,000
Total investments 47 1,537 661,180 366,000
Loans
Skilled nursing facilities 1 130 35 7,000 54,000 $            10.0%
Total senior housing and long-term care 1 130 35 7,000 54,000 $            10.0%
Medical office buildings 1 - 48,000 $                   6.5%
Other loans - - 33,000 7.8%
Total loans 2 130 4 88,000 7.3%
Total Consolidated
Assisted and independent living facilities 15 418 27 42,000 100,000 $          8.8%
Skilled nursing facilities 12 1,249 26 61,000 49,000 $            9.5%
Total senior housing and long-term care 27 1,667 26 103,000 62,000 $            9.3%
Other loans 33,000 7.8%
Medical office buildings 22 - 833,180 8 291,000 349 $                  6.5%
Total acquisitions 49 1,667 833,180 427,000 7.3%
Capital expenditures - - - 27,000
Total investments 49 1,667 833,180 454,000
Unconsolidated Joint Venture
Medical office buildings
Capital expenditures - 9,000
Total investments - 12,000
Total Investments
Assisted and independent living facilities 15 418 27 42,000 100,000 $          8.8%
Skilled nursing facilities 11 1,119 25 54,000 48,000 $            9.4%
Total senior housing and long-term care 26 1,537 26 96,000 62,000 $            9.1%
Medical office buildings 23 - 661,180 10 246,000 372 $                  6.5%
Total real estate acquisitions 49 1,537 661,180 342,000 7.2%
Total loans 2 130 172,000 4 88,000 7.3%
Total acquisitions 51 1,667 833,180 430,000 7.2%
Capital expenditures - - - 36,000
Total investments 51 1,667 833,180 466,000 $
172,000
1
279,000
2
2
-
134,000
20
3,000 7.3%

Expected Dispositions
Investment
Actual Full Year Gross Required at 8.5% % Financing
Revenue Revenue Proceeds Gain Assumed Yield From Proceeds
Through September 30, 2008
Purchase options 2,231,000 $     2,838,000 $        28,699,000 $          16,769,000 $     33,388,000 $     86%
Loan payoffs 954,000           1,023,000           8,892,000               -                         12,035,000        74%
Asset Recycling -                       734,000              4,500,000               1,736,000          8,635,000          52%
Lease Restructuring 244,000           245,000              -                              -                         2,882,000
Strategic asset sales 13,601,000      18,134,000         305,000,000           134,583,000      213,341,000      143%
17,030,000 $   22,974,000 $      347,091,000 $        153,088,000 $   270,281,000 $   128%
Projected for the Remainder of 2008
Certain [A]
Purchase options - $                    346,000 $           3,654,000 $            1,584,000 $       4,071,000 $       90%
Total certain - $                    346,000 $           3,654,000 $            1,584,000 $       4,071,000 $       90%
High
[B]
Purchase options 16,000 $          396,000 $           4,250,000 $            1,005,000 $       4,659,000 $       91%
Loan payoffs* 101,000           2,684,000           23,020,000             9,902,000          31,576,000        73%
Asset recycling 9,000               626,000              4,297,000               (471,000)            7,365,000          58%
Total high 126,000 $        3,706,000 $        31,567,000 $          10,436,000 $     43,600,000 $     72%
Total Actual & Projected 2008
Total actual 17,030,000 $   22,974,000 $      347,091,000 $        153,088,000 $   270,281,000 $   128%
Total certain -                       346,000              3,654,000               1,584,000          4,071,000          90%
Total high 126,000           3,706,000           31,567,000             10,436,000        43,600,000        72%
17,156,000 $   27,026,000 $      382,312,000 $        165,108,000 $   317,952,000 $   120%
*The gain on the loan payoff represents the gain deferred at the time we financed the sale of the facilities
[A] Projected dispositions categorized as "Certain" represent items where NHP received written notice from the tenant or entered into agreements related to the facilities
[B] Projected dispositions categorized as "High" represent items where NHP estimates a high probability of disposition based on an analysis of facility performance, the tenant's financial condition and current financing options available
28 September 30, 2008—

Forward Capital Commitments | Acquisition Obligations, Capital Expenditures & Expansions
29 September 30, 2008—
Operator/Manager Est. Take Down Beds/Units/SQFT Property Type Amount ($000s) Est. NOI ($000s) Initial Yield
PMB - Chula Vista, CA Nov 2008 67,000 MOB $                    22,738 $               1,429 6.3%
PMB - Reno, NV Nov 2008 60,953 MOB $                    16,808 $               1,056 6.3%
PMB - Poway, CA Dec 2008 172,000 MOB $                    42,595 $               2,471 5.8%
PMB - Mission Viejo, CA Dec 2008 136,732
MOB
$                    96,080 $               5,606 5.8%
2008 Total $                  178,221 $             10,563 5.9%
PMB - Honolulu, HI Feb 2009 92,650 MOB $                    28,281 $               1,975 7.0%
PMB - Reno, NV Apr 2009 91,937 MOB $                    21,684 $               1,375 6.3%
PMB - Burbank, CA Jul 2009 93,772 MOB $                    58,231 $               3,399 5.8%
PMB - Orange, CA Jul 2009 125,970 MOB $                    86,470 $               5,035 5.8%
PMB - Pomona, CA Sep 2009 70,000 MOB $                    37,500 $               2,625 7.0%
PMB - Pasadena, CA Jan 2010 183,652
MOB
$                  104,547 $               6,093 5.8%
PMB - Gilbert, AZ Jun 2010 63,973
MOB
$                    24,355 $               1,463 6.0%
Willowcreek - Hillsboro, OR Jun 2014 230
ALF
$                    59,000 $               4,720
8.0%
Remaining Total $                  420,067 $             26,685 6.4%
$                  598,288 $             40,040 6.7%
Original Amount Funded Remaining Additional Avg. Yield on
Commitment
through 9/30/2008
Commitment
NOI Funded Amount
NHP Consolidated 178,492 $               49,306 $                  $                  129,186 $               4,339 8.8%
Unconsolidated Joint Venture
23,917 $                  8,054 $
$                    15,863 $                   669 8.3%
Combined Expansion, Renovation & Capex Total $               202,409 $                  57,361 $                  145,049 $               5,007 8.7%
NHP Consolidated Acquisition Obligations
NHP Consolidated Total Acquisition Obligations
Expansion, Renovation & Capital Expenditures

30 September 30, 2008—
Lease Expirations and Mortgage Loans Receivable Principal Payments
Dollars in thousands
Minimum Number of Minimum Number of Minimum Number of Minimum Number of Minimum Percent Number of
Year Rent Facilities Rent Facilities Rent Facilities Rent Facilities Rent of Total Facilities
2008 - $          - - $         - - $         - - $          - - $          0% -
2009 988 6 3,503 7 - - - - 4,491 2% 13
2010 4,671 7 8,333 18 551 1 - - 13,555 5% 26
2011 - - 8,611 21 - - - - 8,611 3% 21
2012 7,586 8 4,427 8 1,511 1 1,800 1 15,324 6% 18
2013 11,499 11 3,245 7 363 1 - - 15,107 6% 19
2014 8,346 12 1,077 3 4,872 3 - - 14,295 5% 18
2015 1,756 4 3,627 5 - - 3,231 1 8,614 3% 10
2016 10,614 10 13,333 26 - - 2,505 5 26,452 10% 41
2017 2,510 9 5,029 15 - - 1,863 1 9,402 3% 25
Thereafter 107,722 183 35,723 61 4,103 4 5,539 17 153,087 57% 265
155,692 $  250 86,908 $   171 11,400 $   10 14,938 $    25 268,938 $  100% 456
Minimum Number of Minimum Number of Minimum Number of Minimum Percent Number of Principal Percent Number of
Year Rent Facilities Rent Facilities Rent Facilities Rent of Total Facilities Payments of Total Facilities
2008 - $          - - $         - - $         - - $          - - 76,269 $    42% 8
2009 - - - - - - - - - 39,592 22% 11
2010 - - - - - - - - - 14,745 8% 3
2011 - - - - - - - - - 659 0% -
2012 5,643 6 - - - - 5,643 13% 6 715 0% -
2013 - - - - - - - - - 16,027 9% 1
2014 - - - - - - - - - 837 0% -
2015 - - - - - - - - - 3,028 2% 1
2016 1,300 1 - - - - 1,300 3% 1 2,748 2% 1
2017 - - - - - - - - - 578 0% -
Thereafter 13,316 12 20,928 14 2,480 1 36,724 84% 27 27,557 15% 4
20,259 $    19 20,928 $   14 2,480 $     1 43,667 $    100% 34 182,755 $  100% 29
(1) Excludes PMBRES and PMB SB.
Skilled Nursing Continuing Care Consolidated Triple-Net Other Triple Net
Mortgage Loans Receivable
Consolidated Lease Expirations
Assisted and Independent
Unconsolidated JV Lease Expirations (1)
Assisted and Independent Consolidated Skilled Nursing Total JV Continuing Care

31 September 30, 2008— PORTFOLIO OVERVIEW

32 September 30, 2008—
Portfolio Summary
Gross investment, NOI and security deposits in thousands
Building Investment Percentage of Percentage
Number of Number of Square Gross Per Bed/Unit/ Investment of NOI by
Facilities Beds/Units Feet Investment Square Foot by Category NOI Category
Owned Facilities
Assisted and independent living facilities 250 17,778 1,704,215 $     96,000 $        48% 128,451 $         51%
Skilled nursing facilities 171 19,049 900,716 47,000 $        25% 67,254 26%
Continuing care retirement communities 10 1,952 124,808 64,000 $        3% 9,294 4%
Specialty hospitals 7 303 74,312 245,000 $      2% 6,078 2%
Total senior housing and long-term care 438 39,082 2,804,051 72,000 $        78% 211,077 83%
Triple-net medical office buildings 18 372,001 98,215 264 $             3% 3,126 1%
Total triple-net 456 39,082 372,001 2,902,266 81% 214,203 84%
Multi-tenant medical office buildings 59 2,673,083 528,406 198 $             15% 24,276 9%
Total owned 515 39,082 3,045,084 3,430,672 96% 238,479 93%
Mortgage Loans Receivable
Assisted and independent living facilities 9 668 47,555 71,000 $        1% 4,207 2%
Skilled nursing facilities 19 2,679 59,355 22,000 $        2% 5,816 2%
Continuing care retirement communities - 180 9,095 51,000 $        0% 544 0%
Total senior housing and long-term care 28 3,527 116,005 33,000 $        3% 10,567 4%
Multi-tenant medical office buildings 1 172,000 47,500 276 $             1% 111 0%
Total mortgage loans receivable 29 3,527 172,000 163,505 4% 10,678 4%
Other Income 7,752 3%
Assets Held for Sale - - - 0%
Total Consolidated Portfolio 544 42,609 3,217,084 3,594,177 $     100% 256,909 $         100%
Consolidated Portfolio by Type
Assisted and independent living facilities 259 18,446 1,751,770 $     95,000 $        49% 132,658 $         53%
Skilled nursing facilities 190 21,728 960,071 44,000 $        26% 73,070 28%
Continuing care retirement communities 10 2,132 133,903 63,000 $        4% 9,838 4%
Specialty hospitals 7 303 74,312 245,000 $      2% 6,078 2%
Total senior housing and long-term care 466 42,609 2,920,056 69,000 $        81% 221,644 87%
Medical office buildings 78 3,217,084 674,121 210 $             19% 27,513 10%
Total owned and mortgage loans receivable 544 42,609 3,217,084 3,594,177 100% 249,157 97%
Other income 7,752 3%
Assets held for sale - - - 0%
Total consolidated 544 42,609 3,217,084 3,594,177 100% 256,909 100%
Unconsolidated JV Ownership
Assisted and independent living facilities 19 1,806 252,514 140,000 $      47% 16,158 48%
Skilled nursing facilities 14 1,884 257,851 137,000 $      47% 16,010 47%
Continuing care retirement communities 1 148 29,670 200,000 $      5% 1,862 5%
Total senior housing and long-term care 34 3,838 540,035 141,000 $      99% 34,030 100%
Medical office buildings 2 135,884 3,537 26 $              1% 21 0%
Total JV  36 3,838 135,884 543,572 100% 34,051 100%
Other income 61 0%
Total JV    34,112 100%
Total Portfolio 580 46,447 3,352,968 4,137,749 $     291,021 $
* Multi-tenant medical office building gross investment includes 115,527 $    of amounts classified as other assets
Triple-Net Leased Security Information
JV   JV
Owned Mortgages Total Owned Owned Mortgages Total Owned
Bank letters of credit 52,954 $           2,584 $        55,538 $      9,900 $       Master leases 84% 100%
Cash deposits 19,611 1,124 20,735 81 Property tax 70% 52% 64% 74%
72,565 $           3,708 $        76,273 $      9,981 $       Cap ex 46% 28% 42% 59%
Consolidated
Percentage with Impounds Security Deposits
Consolidated

33 September 30, 2008—
Portfolio Performance Summary
Gross investment and annualized cash rent in thousands
Number of Average Gross Annualized Current EBITDARM
Facilities Age Investment Cash Rent/NOI Yield Occupancy Coverage
Owned Facilities
Assisted and independent living facilities 250 12 1,704,215 $     163,683 $         9.6% 84.5% 1.26x
Skilled nursing facilities 171 28 900,716 92,167 10.2% 82.8% 2.01x
Continuing care retirement communities 10 24 124,808 12,409 9.9% 87.3% 1.60x
Specialty hospitals 7 15 74,312 8,012 10.8% 68.6% 2.80x
Total senior housing and long-term care 438 18 2,804,051 276,271 9.9% 83.7% 1.57x
Triple-net medical office buildings 18 12 98,215 7,495 7.6% 100.0%
Total triple-net 456 2,902,266 283,766 9.8%
Multi-tenant medical office buildings 59 12 528,406 34,595 6.5% 91.0%
Total owned 515 17 3,430,672 318,361 9.3%
Mortgage Loans Receivable
Assisted and independent living facilities 9 12 47,555 5,462 11.5% 82.4% 1.38x
Skilled nursing facilities 19 33 59,355 8,109 13.7% 83.5% 2.67x
Continuing care retirement communities - 36 9,095 728 8.0% 90.6% 3.47x
Total senior housing and long-term care 28 25 116,005 14,299 12.3% 83.7% 2.40x
Multi-tenant medical office buildings 1 1 47,500 3,088 6.5% 95.0%
Total mortgage loans receivable 29 18 163,505 17,387 10.6%
Total NHP Consolidated Portfolio 544 17 3,594,177 $     335,748 $         9.3% 1.61x
Consolidated Portfolio by Type
Assisted and independent living facilities 259 12 1,751,770 $     169,145 $         9.7% 84.4% 1.26x
Skilled nursing facilities 190 28 960,072 100,276 10.4% 80.7% 2.06x
Continuing care retirement communities 10 25 133,903 13,137 9.8% 87.6% 1.71x
Specialty hospitals 7 15 74,312 8,012 10.8% 68.6% 2.80x
Total senior housing and long-term care 466 18 2,920,057 290,570
10.0%
82.7% 1.61x
Medical Office Buildings 78 12 674,121 45,178 6.7% 93.1%
Total consolidated 544 17 3,594,177 335,748 9.3%
Unconsolidated JV Ownership
Assisted and independent living facilities 19 12 252,514 21,164 8.4% 87.0% 1.17x
Skilled nursing facilities 14 19 257,850 21,207 8.2% 93.5% 1.82x
Continuing care retirement communities 1 11 29,670 2,480 8.4% 87.0% 1.67x
Total senior housing and long-term care 34 15 540,035 44,851 8.3% 90.0% 1.51x
Medical office buildings 2 27 3,537 252 7.1% 86.8%
Total unconsolidated JV 36 16 543,572 45,103 8.3%
Total Portfolio 580 17 4,137,749 $     380,851 $         9.2% 1.60x
* Medical office building cost per square foot and gross investment reflects total purchase price including amounts classified as other assets

BROOKDALE SENIOR LIVING

WINGATE HEALTHCARE

SENIOR SERVICES of America

LAUREATE GROUP

Hearthstone

Nationwide Health Properties

34 September 30, 2008—
Portfolio Performance Summary (2)
Independent and
Assisted Living
Private Pay
73%
Medicaid
17%
Medicare
10%
Top 5   = 39%
Top 10 = 55%
Top 15 = 63%
Asset Type
Pay Source
Locations Tenant/Operator
49%
Skilled Nursing
26%
Other
6%
MOBs
19%
WA
WI
(6%)
MA
(6%)
(6%)
CA
(11%)
TX
(14%)
(based on investment)
(based on revenue)
(based on revenue)

35 September 30, 2008—
Portfolio Performance Summary | Asset Class Composition Trends
62.0%
61.0%
62.0%
63.0%
56.0% 56.0%
50.0%
49.0%
30.0%
30.0%
29.0%
28.0%
27.0% 27.0%
27.0%
26.0%
2.0%
2.0% 2.0% 2.0%
11.0% 11.0%
17.0%
19.0%
6.0%
7.0% 7.0% 7.0%
6.0% 6.0% 6.0% 6.0%
4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08
ALF SNF MOB Other

36 September 30, 2008—
Portfolio Performance Summary | Private Pay Composition Trends
65.0%
68.0%
71.0% 71.0% 71.0% 71.0%
74.0%
73.0%
23.0%
21.0%
18.0% 18.0%
19.0% 19.0%
16.8%
17.3%
12.0%
11.0% 11.0% 11.0%
10.0% 10.0%
9.3%
9.7%
4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08
Private Medicaid Medicare

37 September 30, 2008—
50%
48%
49% 49%
46%
41%
39%
39%
4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08
Top 5 Top 10 Top 15
Portfolio Performance Summary | Top Tenant Concentration Trends
67%
65%
65%
64%
61%
57%
76%
75%
73%
71%
69%
66%
56%
64%
55%
63%

38 September 30, 2008—
Consolidated Portfolio Performance by Asset Type (excluding MOBs)
SEP 2008 JUN 2008 Q/Q Chg SEP 2007 Y/Y Chg SEP 2008 JUN 2008 SEP 2007
Assisted and independent living
Annualized Facility Revenue ($000s) 584,191 $      580,403 $     0.7% 558,059 $      4.7% 605,073 $      602,411 $      693,328 $
Occupancy 84.4% 83.8% 0.6% 86.0% -1.6% 84.4% 83.8% 85.0%
Monthly revenue per occupied bed/unit 3,002 $          2,961 $         1.4% 2,895 $          3.7% 2,997 $          3,007 $          3,389 $
Annualized Facility EBITDARM ($000s) 206,702 $      204,647 $     1.0% 205,329 $      0.7% 213,218 $      211,268 $      255,627 $
Facility EBITDARM % 35.4% 35.3% 0.1% 36.8% -1.4% 35.2% 35.1% 36.9%
NHP Annualized Cash Rent ($000s) 162,825 $      161,472 $     0.8% 158,163 $      2.9% 169,145 $      168,489 $      201,628 $
Facility EBITDARM coverage 1.27x 1.27x 0.2% 1.30x -2.2% 1.26x 1.25x 1.27x
Facility EBITDAR coverage 1.09x 1.09x 0.2% 1.12x -2.8% 1.08x 1.08x 1.10x
Facility EBITDAR - Capex coverage 1.02x 1.02x 0.3% 1.06x -3.1% 1.01x 1.01x 1.04x
Skilled nursing facilities
Annualized Facility Revenues ($000s) 1,133,266 $   1,131,039 $  0.2% 1,062,476 $   6.7% 1,275,077 $   1,272,376 $   1,226,008 $
Occupancy 83.1% 82.8% 0.3% 84.1% -0.9% 80.7% 81.3% 80.9%
Monthly revenue per occupied bed/unit 6,147 $          6,098 $         0.8% 5,745 $          7.0% 6,211 $          6,143 $          5,819 $
Q-Mix (Private + Medicare) 46.4% 45.6% 0.8% 41.8% 4.6% 45.7% 44.6% 40.0%
Annualized Facility EBITDARM ($000s) 192,051 $      186,822 $     2.8% 169,441 $      13.3% 206,569 $      208,204 $      193,765 $
16.9% 16.5% 0.4% 15.9% 1.0% 16.2% 16.4% 15.8%
NHP Annualized Cash Rent ($000s) 89,010 $        88,508 $       0.6% 85,057 $        4.6% 100,276 $      99,145 $        94,898 $
Facility EBITDARM coverage 2.16x 2.11x 2.2% 1.99x 8.3% 2.06x 2.10x 2.04x
Facility EBITDAR coverage 1.52x 1.47x 3.3% 1.37x 11.2% 1.42x 1.46x 1.40x
Facility EBITDAR - Capex coverage 1.43x 1.38x 3.6% 1.28x 12.3% 1.33x 1.37x 1.30x
SAME PROPERTY (PERFORMANCE) TOTAL

39 September 30, 2008—
Consolidated Portfolio Performance (excluding MOBs )
SEP 2008 JUN 2008 Q/Q Chg SEP 2007 Y/Y Chg SEP 2008 JUN 2008 SEP 2007
NHP Consolidated Portfolio
(excluding MOBs)
Annualized Facility Revenue ($000s) 1,896,990 $   1,894,987 $  0.1% 1,790,021 $   6.0% 2,064,605 $   2,062,999 $   2,110,762 $
Occupancy 84.1% 83.5% 0.6% 85.2% -1.1% 82.7% 82.6% 82.9%
Monthly revenue per occupied bed/unit 4,749 $          4,681 $         1.5% 4,324 $          9.8% 4,776 $          4,754 $          4,688 $
Annualized Facility EBITDARM ($000s) 443,789 $      436,429 $     1.7% 415,524 $      6.8% 468,051 $      464,509 $      492,406 $
Facility EBITDARM % 23.4% 23.0% 0.4% 23.2% 0.2% 22.7% 22.5% 23.3%
Total NHP Annualized Cash Rent ($000s) 272,594 $      269,997 $     1.0% 264,391 $      3.1% 290,570 $      285,664 $      319,297 $
NHP Rent (Payor Mix)
Private 70.5% 70.6% -0.1% 69.0% 1.4% 69.1% 69.8% 71.4%
Medicare 10.7% 10.6% 0.1% 10.9% -0.2% 11.1% 10.8% 10.1%
Medicaid 18.7% 18.7% -0.1% 19.9% -1.2% 19.6% 19.3% 18.4%
Other 0.2% 0.1% 0.0% 0.2% -0.1% 0.2% 0.1% 0.2%
Total NHP Annualized Cash Rent 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Facility EBITDARM coverage 1.63x 1.62x 0.9% 1.58x 3.1% 1.61x 1.63x 1.55x
Facility EBITDAR coverage 1.28x 1.27x 1.3% 1.24x 3.3% 1.26x 1.27x 1.22x
Facility EBITDAR - Capex coverage 1.21x 1.19x 1.4% 1.17x 3.5% 1.18x 1.19x 1.15x
Total Portfolio | Facility Payor Mix SEP 2008 JUN 2008 SEP 2007 SEP 2008 JUN 2008 SEP 2007 SEP 2008 JUN 2008 SEP 2007
Private 99.6% 99.5% 98.9% 18.7% 18.8% 18.4% 49.1% 48.1% 48.6%
Medicare 0.0% 0.2% 0.3% 27.0% 26.6% 27.9% 17.7% 18.1% 18.4%
Medicaid 0.4% 0.3% 0.8% 53.8% 54.2% 53.1% 32.8% 33.6% 32.6%
Other 0.0% 0.0% 0.0% 0.5% 0.4% 0.6% 0.4% 0.2% 0.4%
Total Tenant Revenue 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Q-Mix (Private + Medicare) 99.6% 99.7% 99.2% 45.7% 45.4% 46.3% 66.8% 66.2% 67.0%
* Excludes assets held for sale, medical office buildings and JV assets
ALF/ILF SNF Total
SAME PROPERTY (PERFORMANCE) TOTAL

Tenant Concentration
40 September 30, 2008—
Gross investment and annualized cash rent in thousands
Number of
Number of Beds/Units Gross Percent by Annualized Percent by Average Remaining EBITDARM
Tenant Concentration Facilities Inservice Investment Investment Cash Rent/NOI Cash Rent Age Term Coverage
1 Brookdale Senior Living [A] 96 5,619 464,195 $      12.9% 51,579 $          15.4% 13 13.8 1.45x
2
Hearthstone Senior Services 32 3,794 431,297 12.0% 36,044 10.7% 9 12.8 1.20x
3 Wingate Healthcare 19 2,528 243,364 6.8% 20,602 6.1% 20 11.2 1.87x
4 Senior Services of America 18 1,368 124,934 3.5% 11,533 3.4% 15 12.7 1.23x
5
Laureate Group 9 1,526 118,946 3.3% 10,749 3.2% 15 4.3 1.44x
Top 5 174 14,835 1,382,737 38.5% 130,507 38.9% 13 12.2 1.43x
6 Magnolia Health Systems 26 2,255 114,699 3.2% 10,109 3.0% 26 18.4 1.81x
7 Carillon Assisted Living 9 928 105,847 2.9% 8,676 2.6% 7 13.3 1.38x
8
Beverly Enterprises 28 3,100 105,240 2.9% 14,501 4.3% 32 5.7 2.18x
9 Atria Senior Living 10 1,457 83,717 2.3% 13,792 4.1% 27 12.4 1.27x
10 Nexion Health Management 20 2,267 70,211 2.0% 8,708 2.6% 22 4.9 1.60x
Top 10 267 24,842 1,862,450 51.8% 186,293 55.5% 16 11.8 1.50x
11
Emeritus Corporation
[A]
6 533 70,177 2.0% 6,172 1.8% 10 8.3 1.27x
12 Primrose Retirement Associates 8 429 55,016 1.5% 4,407 1.3% 8 13.3 1.13x
13 Epic Group 7 892 52,478 1.5% 4,407 1.3% 35 7.6 2.05x
14
Trans Healthcare 7 1,062 46,676 1.3% 5,543 1.7% 40 1.5 0.83x
15 HEALTHSOUTH [A] 2 120 45,645 1.3% 4,959 1.5% 17 5.4 2.08x
Top 15 297 27,878 2,132,442 59.3% 211,781 63.1% 16 11.2 1.49x
Other - Senior Housing and
Long-Term Care Tenants 169 14,077 787,615 21.9% 78,789 23.5% 20 8.2 2.00x
Medical Office Buildings 78 674,121 18.8% 45,178 13.5% 12
Total NHP Consolidated Portfolio 544 41,955 3,594,177 $   100.0% 335,748 $        100.0% 17 10.4 1.61x
* Performance metrics exclude assets held for sale and JV assets
[A] Public company tenant

41 September 30, 2008—
Geographic Performance Metrics
Gross investment and annualized cash rent in thousands
Number of Medicaid as
Number of Beds/Units Gross Percent by Annualized Percent by Percent of
Facilities Inservice Investment Investment Cash Rent Cash Rent Cash Rent
[A]
1
Texas 61 6,205 446,075 $       15.3% 43,747 $      15.1% 3.7%
2 California 26 2,837 184,620 6.3% 26,590 9.2% 1.6%
3 Massachusetts 19 2,421 217,747 7.5% 18,760 6.5% 3.3%
4
Wisconsin 49 2,837 210,494 7.2% 19,675 6.8% 1.3%
5 Washington 16 1,465 106,102 3.6% 11,133 3.8% 0.8%
Top 5 171 15,765 1,165,038 39.9% 119,905 41.3% 10.7%
6 Florida 26 2,460 148,287 5.1% 13,432 4.6% 1.6%
7
Tennessee 21 1,927 174,940 6.0% 14,154 4.9% 1.2%
8 Indiana 31 2,349 132,741 4.6% 10,725 3.7% 2.0%
9 Ohio 18 1,661 113,465 3.9% 11,807 4.1% 1.2%
10 Michigan 18 1,500 105,993 3.6% 10,076 3.5% 1.2%
Top 10 285 25,662 1,840,464 63.0% 180,100 62.0% 17.8%
11 North Carolina 11 1,120 111,135 3.8% 9,519 3.3% 0.5%
12
New York 6 846 101,437 3.5% 9,837 3.4% 1.2%
13 Missouri 16 1,149 53,142 1.8% 5,421 1.9% 0.9%
14 Minnesota 13 849 66,247 2.3% 5,574 1.9% 1.0%
15 Alabama 6 557 42,068 1.4% 3,830 1.3% 0.0%
Top 15 337 30,183 2,214,493 75.8% 214,280 73.8% 21.4%
Other States 129 11,772 705,564 24.2% 76,290 26.2% 12.9%
Total 466 41,955 2,920,057 $    100.0% 290,570 $    100.0% 34.3%
Medical Office Buildings 78 674,121 45,178
Total NHP Consolidated Portfolio 544 3,594,177 335,748
* Performance metrics exclude assets held for sale, medical office buildings and JV assets
[A] Medicaid as a percent of cash rent represents an estimate of the portion of NHP's total senior housing and long-term care portfolio total rental income derived from the underlying Medicaid reimbursement of our tenants and borrowers (Medicaid income of our tenant divided by total income of our tenant multiplied by the rent or interest paid to NHP)

42 September 30, 2008—
Geographic Performance Metrics
Gross investment and annualized cash rent in thousands
Number of Revenue
Number of Beds/Units Gross Annualized EBITDARM per occupied Average Remaining % SNF by
Facilities Inservice Investment Cash Rent Coverage bed/unit Age Term Cash Rent
1 Texas 61 6,205 446,075 $      43,747 $       1.58x 4,411 $         13 8.4 29.0%
2 California 26 2,837 184,620 26,590 1.33x 5,501 12 10.2 16.7%
3 Massachusetts 19 2,421 217,747 18,760 1.93x 7,340 23 10.8 81.5%
4
Wisconsin
49 2,837 210,494 19,675 1.49x 3,183 17 10.3 16.3%
5
16 1,465 106,102 11,133 1.97x 4,678 18 15.9 37.8%
Top 5 171 15,765 1,165,038 119,905 1.60x 4,915 16 10.2 33.2%
6 Florida 26 2,460 148,287 13,432 1.96x 4,822 16 9.7 21.1%
7 Tennessee 21 1,927 174,940 14,154 1.05x 3,527 13 8.8 17.3%
8
Indiana 31 2,349 132,741 10,725 1.68x 5,087 24 16.1 79.5%
9 Ohio 18 1,661 113,465 11,807 1.11x 4,558 16 7.9 25.6%
10
Michigan 18 1,500 105,993 10,076 1.67x 4,545 9 11.7 5.9%
Top 10 285 25,662 1,840,464 180,100 1.56x 4,771 16 10.3 31.8%
11 North Carolina 11 1,120 111,135 9,519 1.47x 3,309 7 12.7 3.7%
12 New York 6 846 101,437 9,837 1.40x 6,612 16 9.7 50.3%
13
Missouri 16 1,149 53,142 5,421 1.97x 4,751 19 6.2 99.0%
14 Minnesota 13 849 66,247 5,574 1.30x 4,135 25 10.7 40.3%
15
Alabama 6 557 42,068 3,830 0.72x 2,235 8 9.6 0.0%
Top 15 337 30,183 2,214,493 214,280 1.54x 4,713 16 10.3 32.7%
Other States 129 11,772 705,564 76,290 1.84x 5,085 19 10.7 24.3%
Total 466 41,955 2,920,057 $   290,570 $     1.61x 4,776 $         17 10.4
30.5%
Medical Office Buildings 78 674,121 45,178 12
Total NHP Consolidated Portfolio 544 3,594,177 335,748 17
* Performance metrics exclude assets held for sale, medical office buildings and JV assets
Note: Lease terms for NHP facilties generally are between ten and fifteen years with renewal options, if exercised, that add ten to fifteen additional years.
In general, NHP receives contractual rent escalators in the range of 1.5% to 2.5% for skilled nursing assets and 2.0% to 3.0% for assisted living assets
Washington

43 September 30, 2008—
Unconsolidated JV Portfolio Performance Metrics
Assisted and Skilled
Independent Living Nursing CCRC Portfolio
SEP 2008 SEP 2008 SEP 2008 SEP 2008
Unconsolidated JV Portfolio
Annualized Facility Revenue ($000s) 72,723 $                            155,608 $                          13,361 $                            241,692 $
Occupancy 87.0% 93.5% 87.0% 90.0%
Monthly revenue per occupied bed/unit 3,955 $                              9,049 $                              10,892 $                            6,566 $
Q-Mix (Private + Medicare) 98.4% 63.7% 100.0% 76.2%
Annualized Facility EBITDARM ($000s) 24,806 $                            38,697 $                            4,136 $                              67,639 $
Facility EBITDARM % 34.1% 24.9% 31.0% 28.0%
Total JV Annualized Cash Rent ($000s) 21,164 $                            21,207 $                            2,480 $                              44,851 $
JV Rent (Payor Mix)
Private 98.4% 39.5% 73.2% 69.2%
Medicare 0.0% 24.2% 26.8% 12.9%
Medicaid 1.6% 36.3% 0.0% 17.9%
Other 0.0% 0.0% 0.0% 0.0%
Total JV Annualized Cash Rent 100.0% 100.0% 100.0% 100.0%
Facility EBITDARM coverage 1.17x 1.82x 1.67x 1.51x
Facility EBITDAR coverage 1.00x 1.46x 1.40x 1.24x
Facility EBITDAR - Capex coverage 0.95x 1.43x 1.38x 1.20x
Total

Medical Office Building Portfolio Performance Metrics
44 September 30, 2008—
Gross investment dollars in thousands
Gross
Number of Gross Investment Percent Average Rentable
Ownership Facilities Investment per SQFT On Campus Age SQFT Current Year Prior Year Change
BROE I - 90% 20 57,091 $        76 60.0% 20 752,793 85.4% 83.4% 2.0%
BROE II - 95% 16 94,945 170 100.0% 15 558,707 89.9%
McShane - 95% 7 46,337 115 57.1% 15 404,227 92.2%
Unconsolidated JV 2 3,537 26 100.0% 27 135,884 86.8%
NHP Multi-Tenant - 100% 16 330,033 345 75.0% 10 957,356 96.0%
NHP Triple-Net - 100% 18 98,215 264 5.6% 12 372,001 100.0%
NHP Multi-Tenant Mortgages 1 47,500 276 100.0% 1 172,000 95.0%
Total MOB Portfolio 80 677,658 $      202 $            60.0% 12 3,352,968 92.1%
Current Year Prior Year % Change Current Year Prior Year % Change Current Year Prior Year Change
BROE I - 90% 11,099 $         10,946 $        1.4% 5,065 $           4,767 $         6.2% 45.6% 43.6% 2.1%
BROE II - 95% 11,210 6,040 53.9%
McShane - 95% 7,005 3,348 47.8%
Unconsolidated JV 668 252 37.7%
NHP Multi-Tenant - 100% 32,211 20,142 62.5%
NHP Triple-Net - 100% 7,495 7,495
NHP Multi-Tenant Mortgages 3,088 3,088
Total MOB Portfolio 72,776 $         45,430 $         56.0%
Gross  Building
Number of Gross Percent by Investment Square Percent by
MOBs by state
Facilities Investment Investment per SQFT Feet Square Feet
1 California 9 187,852 $      27.7% 290 $              648,752 19.4%
2 Washington 7 118,493 17.5% 323 $              366,483 10.9%
3 Illinois 12 67,114 9.9% 175 $              383,058 11.4%
4
Missouri 7 46,337 6.8% 115 $              404,227 12.1%
5
Florida 10 42,052 6.2% 351 $              119,871 3.6%
Top 5 45 461,847 68.2% 240 $              1,922,391 57.3%
6 Oregon 1 33,205 4.9% 317 $              104,856 3.1%
7 Texas 7 32,346 4.8% 110 $              294,152 8.8%
8 Louisiana 8 31,403 4.6% 82 $                 384,588 11.5%
9 Nevada 1 27,793 4.1% 328 $              84,666 2.5%
10 Alabama 1 16,706 2.5% 273 $              61,219 1.8%
Top 10 63 603,301 89.0% 212 $              2,851,872 85.1%
11 South Carolina 2 16,362 2.4% 149 $              109,704 3.3%
12 Indiana 4 15,725 2.3% 282 $              55,814 1.7%
13 Ohio 1 13,519 2.0% 202 $              66,776 2.0%
14 Georgia 3 10,051 1.5% 82 $                 123,294 3.7%
15 Virginia 3 6,795 1.0% 104 $              65,315 2.0%
Top 15 76 665,753 98.2% 203 $              3,272,775 97.6%
Other States 4 11,905 1.8% 148 $              80,193 2.4%
Medical Office Buildings 80 677,658 $      100.0% 202 $              3,352,968 100.0%
Annualized Revenue Annualized Cash Rent/NOI Operating Margin
Occupancy

45 September 30, 2008—
Portfolio Performance Measures Definitions
Annualized Cash Rent/NOI:
The most recent monthly total cash rent due from our tenants as of the end of the current reporting period multiplied by twelve. For our multi-tenant medical office building portfolio, NOI rather than cash rent is annualized. We use
Annualized Cash Rent to calculate our EBITDARM, EBITDAR and EBITDAR –
Capex coverages.
Facility EBITDAR:
Earnings before interest, taxes, depreciation, amortization and rent on an annualized basis. We believe EBITDAR is a good estimate of facility cash flows after payment of management fees. We use a standardized imputed management fee equal to 5% of the revenues our tenants or borrowers generate at each individual facility (Facility Revenues) which we believe represents typical management fees for our senior housing and long-term care portfolios. We receive periodic facility financial information from our tenants that we utilize to calculate EBITDAR.  All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information. We use EBITDAR to calculate the
EBITDAR (cash flow) coverage for our portfolio.
Facility EBITDAR Coverage:
Annualized EBITDAR divided by Annualized Cash Rent.  This ratio is a measure of a facility’s ability to cover its cash rent obligations.  EBITDAR
Coverage of 1.0X would indicate the EBITDAR is just sufficient to pay the cash rent. The higher the coverage, the better able a facility is to meet its rent obligations.  This is the mid-range coverage calculation we utilize.
Facility EBITDARM:
Earnings before interest, taxes, depreciation, amortization, rent and management fees on an annualized basis.  We believe EBITDARM is a good estimate of facility cash flows before payment of management fees.  We use a standardized imputed management fee equal to 5% of the revenues our tenants or borrowers generate at each individual facility (Facility Revenues)
which we believe represents typical management fees for our senior housing and long-term care portfolios.  We receive periodic facility financial information from our tenants that we utilize to calculate EBITDARM.  All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information.  We use EBITDARM to calculate the EBITDARM (cash flow before management fee) coverage for our portfolio.
Facility EBITDARM Coverage:
Annualized EBITDARM divided by Annualized Cash Rent. This ratio is a measure of a facility’s ability to cover its cash rent obligations assuming it doesn’t have to pay its management fee.  EBITDARM Coverage of 1.0X would indicate the EBITDARM is just sufficient to pay the cash rent.  The higher the coverage, the better able a facility is to meet its rent obligations.
This is the least restrictive coverage measure we utilize.
Facility EBITDAR - Capex:
Earnings before interest, taxes, depreciation, amortization and rent less minimum capital expenditures (capex) calculated on an annualized basis.
We believe EBITDAR is a good estimate of facility cash flows after a reserve for minimum capital expenditures required to maintain a facility.  We use a standardized imputed capital expenditure schedule in our calculations based on the type, size and age of each facility which we believe represents typical minimum capital expenditures for our senior housing and long-term care portfolios.  We receive periodic facility financial information from our tenants that we utilize to calculate EBITDAR - Capex. All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information. We use EBITDAR - Capex to calculate the EBITDAR – Capex (cash flow after reserves for minimum capex requirements) coverage for our portfolio.
Facility EBITDAR - Capex Coverage:
Annualized EBITDAR - Capex divided by Annualized Cash Rent.  This ratio is a measure of a facility’s ability to cover its cash rent obligations after it makes the minimum capital expenditures required to maintain the facility. EBITDAR
- Capex Coverage of 1.0X would indicate the EBITDAR - Capex is just sufficient to pay the cash rent.  The higher the coverage, the better able a facility is to meet its rent obligations.  This is the most restrictive coverage measure we utilize.
Facility Revenues:
The revenues generated by each individual facility on an annualized basis.
We receive periodic facility financial information from our tenants that we utilize to calculate Facility Revenues.  All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information.

46 September 30, 2008—
Portfolio Performance Measures Definitions (2)
Gross Investment:
We define Gross Investment as our total investment in a property which includes land, building, improvements, equipment as well as any other identifiable assets included in the caption Other Assets on our balance sheets.
Items classified in Other Assets generally pertain to our medical office buildings and may include such things as tenant improvements, leasing commissions, above/(below) market lease value, lease in place value and other items.
Monthly Revenue per Occupied Bed/Unit:
For our senior housing and long-term care portfolio, monthly revenue per occupied bed or unit is derived by determining the monthly revenue generated by each individual facility divided by the total number of actual resident days for a 30-day month. All facility performance data were derived solely from information provided by our tenants and borrowers and we have not verified such information.
Occupancy:
For our senior housing and long-term care portfolio, occupancy represents a facility’s actual resident days (total number of beds or units occupied multiplied by the number of days in the period) divided by the total resident capacity
(total number of beds or units in service for the period multiplied by the number of days in the period). For medical office buildings, facility occupancy represents the leased square feet divided by the total rentable square feet. In all cases (senior housing, long-term care and medical office buildings), the reporting period represents the month prior to quarter end. All facility performance data were derived solely from information provided by our tenants and borrowers and we have not verified such information.
NOI:
Net operating income (“NOI”) is a non-GAAP supplemental financial measure used to evaluate the operating performance of our facilities. We define NOI for our triple-net leases segment as rent revenues. For our multi-tenant leases segment, we define NOI as revenues minus medical office building operating expenses. In some cases, revenue for medical office buildings includes expense reimbursements for common area maintenance charges. NOI excludes interest expense and amortization of deferred financing costs, depreciation and amortization expense, general and administrative expense and discontinued operations. We present NOI as it effectively presents our portfolio on a “net” rent basis and provides relevant and useful information as
NOI (continued):
it measures the operating performance at the facility level on an unleveraged basis. We use NOI to make decisions about resource allocations and to assess the property level performance of our properties. Furthermore, we believe that NOI provides investors relevant and useful information because it measures the operating performance of our real estate at the property level on an unleveraged basis. We believe that net income is the GAAP measure that is most directly comparable to NOI. However, NOI should not be considered as an alternative to net income as the primary indicator of operating performance as it excludes the items described above.
Additionally, NOI as presented above may not be comparable to other REITs or companies as their definitions of NOI may differ from ours.
Q-Mix:
For our long-term care portfolio, Q-Mix (abbreviation for Quality-Mix) refers to the combination of a Tenant’s private and medicare revenues as a percentage of total revenues. As private and medicare rates are generally higher at long-term care facilities, Tenants can oftentimes improve margins by selectively targeting medicare and private-pay residents. As such, an increase in the Q-Mix generally results in a corresponding increase in a
Tenant’s total revenues.
Rentable Square Feet:
For our medical office building portfolio, rentable square feet represents the area measured to the inside finished surface of the dominant portion of the permanent outer building walls, excluding any major vertical penetrations of the floor. An add-on or load factor is used to charge the tenant for a percentage of the common areas, so that the total rentable square footage for the building is equal to sum of each floor’s rentable area.
Same Property (Performance):
Results shown under the Same Property caption present the financial or other performance measures for only those facilities that were in our portfolio for more than twelve month at the end of all periods presented.